UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 27, 2014

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:           (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Appointment of Principal Officers

On March 27, 2014, the Registrant and its wholly owned subsidiary, The Dime Savings Bank of Williamsburgh (the "Bank"), appointed Michael Pucella, Executive Vice President and Chief Accounting Officer ("CAO") as its principal financial officer.
Mr. Pucella currently serves as the CAO of both the Registrant and Bank, responsible for financial reporting, budgeting, corporate planning and tax administration.  Mr. Pucella has been with the Bank since 1981, and has over 39 years of banking experience.  He has served as an Executive Vice President of both the Registrant and Bank since 2009.

Item 5.03       Amendment of Bylaws

On March 27, 2014, the Board of Directors adopted amendments to Sections 4 and 7 of Article VI of the Bylaws of the Registrant implementing changes necessitated by the respective promotions of Michael P. Devine to Vice Chairman of the Board and Kenneth J. Mahon to Chief Operating Officer  on February 27, 2014 .

 Item 9.01.   Financial Statements and Exhibits.

          (d) Exhibits

Exhibit No.

99.2	Amended and Restated Bylaws of Dime Community Bancshares, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIME COMMUNITY BANCSHARES, INC.

By:	/s/ MICHAEL PUCELLA
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated:  March 31, 2014

INDEX TO EXHIBITS

Exhibit Number

99.2	Amended and Restated Bylaws of Dime Community Bancshares, Inc.